                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2005


                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)


             NEVADA                                      65-1071956
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
         incorporation)

                                    000-33389
                            ------------------------
                            (Commission File Number)

                   6015 31ST STREET EAST, BRADENTON, FL 34203
                   ------------------------------------------
                    (Address of principal executive offices)


        Registrant's Telephone Number, Including Area Code: 941-753-2875

ITEM 8.01 OTHER EVENTS.

(a) Agreement with Products Benefits Systems
    ----------------------------------------

On October 31, 2005, Morgan Beaumont, Inc. (the "Company") entered into an agreement with Products Benefits Systems Corporation, Inc. ("PBS") pursuant to which the Company will provide point of sale adjudication functions to help employers and their employees who participate in a company sponsored HDHP healthcare plan. Under this Agreement, the Company will provide its SIRE Network Services with exclusive access to point of sale adjudication functions for Health Reimbursement Arrangement Accounts, Health Savings Accounts, Flexible Spending Accounts including accounts for Dependent Care and Parking/ Transportation Reimbursement Accounts, Section 105 Reimbursement Accounts that use the MaxUM Plan that is owned by PBS. A copy of this agreement is attached hereto as Exhibit 8.1.1.

(b) Conference Call
    ---------------

The Company scheduled a conference call, which had been broadcast live over the Internet, on December 13, 2005 at 5:30 p.m. eastern time. A telephonic replay of the conference call will be available through December 20, 2005 and may be accessed by calling 706-645-9291 using passcode 3032384. A web cast archive will also be available at http://www.morganbeaumont.com shortly after the call and will be accessible for approximately 90 days. For more information, please contact Donna Washburn at DRG&E at 713-529-6600 or email dmw@drg-e.com.

(c) Press Releases
    --------------

On December 1, 2005, the Company issued a press release announcing its plans to release fiscal 2005 fourth quarter and year end earnings results on Tuesday, December 13, 2005 at 4:00 p.m. eastern time and, in conjunction with the release, scheduled a conference call for Tuesday, December 13, 2005 at 5:30 p.m. eastern time. A copy of this press release is attached hereto as Exhibit 8.1.2.

On December 6, 2005, the Company issued a press release announcing its exclusive partnership with Products Benefits Systems Corporation to provide point of sale adjudication functions for employers with a health reimbursement arrangement, or Health Savings Account (HSA), as more fully described above. A copy of this press release is attached hereto as Exhibit 8.1.3.

On December 7, 2005, the Company issued a press release announcing the completion by the Company's SIRE Network of its security audit to meet payment industry security standards. The Company anticipates receiving independent Payment Card Industry (PCI) Certification for its new office location and software development center which confirms that the SIRE Network meets or exceeds security standards established by MasterCard and VISA to protect its consumers. A copy of this press release is attached hereto as Exhibit 8.1.4.

On December 12, 2005, the Company issued a press release announcing new money order capability from its prepaid cards which provides its prepaid cardholders with the ability to write money orders from their prepaid card balance. This service, scheduled for nationwide availability in January 2006 for all Morgan Beaumont cardholders, will allow card users to create money orders for non recurring items that cannot be set up on their prepaid card which requires a check be written for a different amount each month. A copy of this press release is attached hereto as Exhibit 8.1.5.

On December 13, 2005, the Company issued a press release announcing its fiscal fourth quarter and year end results for the period ended September 30, 2005. Net revenue for the fourth quarter of fiscal 2005 was $417,000 and net revenue for fiscal twelve months of 2005 was $1.1 million. The Company reported a net loss for the fourth quarter of fiscal 2005 of $1.9 million, or $0.03 loss per share and reported a net loss for fiscal 2005 of $5.89 million, or $0.12 loss per share. A copy of this press release is attached hereto as Exhibit 8.1.6.

ITEM 9.01 EXHIBITS.

Exhibits include herein are set forth in the Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.
/s/ Clifford Wildes
---------------------------
By: Clifford Wildes
CEO, Treasurer and Director
Dated: December 15, 2005

                                  EXHIBIT INDEX

EXHIBIT            DESCRIPTION OF EXHIBIT
NUMBER

8.1.1.            Agreement with Products Benefits Systems Corporation

8.1.2.            Press Release issued December 1, 2005

8.1.3.            Press Release issued December 6, 2005

8.1.4.            Press Release Issued December 7, 2005

8.1.5.            Press Release Issued December 12, 2005

8.1.6.            Press Release Issued December 13, 2005